UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026
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Immuneering Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40675	26-1976972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 Main St.
Second Floor
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)
(617) 500-8080
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	IMRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2026, the Board of Directors (the “Board”) of Immuneering Corporation (the “Company”) appointed Andrew Gengos as the Chief Financial Officer and Treasurer of the Company, to become effective on the commencement of his employment with the Company, which is expected to be on or before July 16, 2026 (the date Mr. Gengos actually commences employment with the Company, the “Effective Date”). The Board also designated Mr. Gengos as the Company’s principal financial officer as of the Effective Date, succeeding Mallory Morales in such role. In her ongoing role as Senior Vice President Finance, Chief Accounting Officer, Ms. Morales will continue to serve as the Company’s principal accounting officer.

Mr. Gengos, age 61, joins the Company from Terns Pharmaceuticals, where he served as Chief Financial Officer from February 2025 to May 2026. Mr. Gengos previously served as the Chief Financial Officer and Chief Business Officer of LeonaBio Inc., a publicly-traded biopharmaceutical company, from May 2023 to October 2024. From February 2020 to February 2023, Mr. Gengos served as the Chief Business Officer at Cyteir Therapeutics, Inc., a formerly publicly-traded biopharmaceutical company, where he led the finance team that took the company public. In addition, Mr. Gengos held Chief Executive Officer roles at ImmunoCellular Therapeutics, Ltd. and Neuraltus Pharmaceuticals, Inc., where he provided strategic and financial leadership across multiple therapeutic areas, including oncology and neurodegenerative disease. Earlier, Mr. Gengos was Vice President of Strategy and Corporate Development at Amgen Inc. for eight years. Mr. Gengos started his career at Morgan Stanley before moving on to McKinsey & Co., where he advanced from associate to senior engagement manager. Mr. Gengos holds an M.B.A. from the UCLA Anderson School of Management and a B.S. in Chemical Engineering from the Massachusetts Institute of Technology.

Mr. Gengos has no family relationship with any of the executive officers or directors of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Gengos has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the terms of his employment agreement with the Company, the Company has agreed to pay Mr. Gengos an annual base salary of $530,000, and he will be eligible to receive a target discretionary annual performance bonus of 40% of his annual base salary, based on the achievement of certain corporate objectives as determined by the Board. In addition, as a material inducement to Mr. Gengos' employment with the Company, contingent upon Mr. Gengos commencing employment on the Effective Date, the Company has agreed to grant to Mr. Gengos an option to purchase 650,000 shares of the Company’s common stock pursuant to the Company’s 2025 Employment Inducement Award Plan.

In the event the Company terminates Mr. Gengos' employment without “cause” or he resigns for “good reason” (as such terms are defined in the employment agreement), subject to his execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, Mr. Gengos will be entitled to receive (i) his continued payment of base salary for 12 months, (ii) any unpaid bonus earned for the year prior to the year of termination, and (iii) direct payment of or reimbursement for COBRA premiums, less the amount Mr. Gengos would have paid for coverage as an active employee, for up to 12 months. If such a qualifying termination occurs within three months prior to, or on or within 12 months following, the date of a change in control of the Company, subject to the execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, Mr. Gengos will be entitled to receive, in lieu of the payments and benefits described above, (a) continued payment of Mr. Gengos' base salary for 12 months, (b) any unpaid bonus earned for the year prior to the year of termination, (c) a payment equal to 1.0 times Mr. Gengos' target annual bonus for the year of termination, (d) direct payment of or reimbursement for COBRA premiums, less the amount Mr. Gengos' would have paid for coverage as an active employee, for up to 12 months, and (e) accelerated vesting of all equity or equity-based awards that vest based on Mr. Gengos' continued employment or service with the Company, or vest based on performance criteria that were reasonably likely of satisfaction, as determined in good faith by the Board.

Forward-Looking Statements

This Current Report on Form 8-K (this "Current Report") contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: the expected appointment of Mr. Gengos and the related timing for the commencement of his employment; and the equity award expected to be granted by the Board to Mr. Gengos contingent upon his commencing employment on the Effective Date.

These forward-looking statements are based only on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2026, as such factors may be updated from time to time in the Company’s filings with the SEC, which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNEERING CORPORATION

Date: June 15, 2026	By:	/s/ Michael D. Bookman
Name: Michael D. Bookman
Title: Chief Legal Officer and Secretary